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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 11, 2005


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


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           Delaware                  333-121661-01              06-1442101
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                06830
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated February 24, 2005 in connection with the Registrant's issuance of a series of certificates, entitled Soundview Home Loan Trust, Asset-Backed Certificates, Series 2005-OPT1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005, among the Registrant as depositor, Option One Mortgage Corporation as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-OPT1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                     (a) Not applicable

                     (b) Not applicable

                     (c) Exhibits


         Exhibit No.                              Description
         -----------                              -----------
         99.1                       Computational Materials (as defined in Item
                                    5) that have been provided by Greenwich
                                    Capital Markets, Inc. to certain prospective purchasers of Soundview Home Loan Trust 2005-OPT1, Asset-Backed Certificates, Series 2005-OPT1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 11, 2005


                                             FINANCIAL ASSET SECURITIES CORP.


                                             By:     /s/ FRANK SKIBO
                                                    ----------------------------
                                             Name:       Frank Skibo
                                             Title:      Managing Director



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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                  Description                           Numbered Page
-----------                  -----------                           -------------

   99.1        Computational Materials (as defined in Item 5)            P
               that have been provided by Greenwich Capital
               Markets, Inc. to certain prospective
               purchasers of Soundview Home Loan Trust
               2005-OPT1, Asset-Backed Certificates, Series
               2005-OPT1.



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                                  EXHIBIT 99.1

                                 FILED BY PAPER



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